UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2007

Annual Report

STRATTON
MUTUAL FUNDS
Stability·Strategy·Success

DEAR FELLOW SHAREHOLDER:

THE STOCK MARKET IN 2007

It was a very complex and difficult market in 2007 with a great deal of volatility throughout the year. By the end of the year, three themes were apparent for equity holders. The first was that international equities had outperformed domestic securities. The second was that growth stocks had outperformed value stocks. The third was that large-cap companies had outperformed small-cap companies for the first time in four years.

It was clear that the value sector was hurt dramatically by its large exposure to the financial area. More than 30% of the value index is in financial stocks. The median of banks and other capital market stocks was down 25% in 2007. By contrast, energy was the leading sector of the stock market in 2007 and the median stock in that group rose 29%. The average value fund could not get away from the plunging effect of their bank holdings.

TOXIC SECURITIES FROM WALL STREET

We have heard all about toxic toys from China but the U.S. distributed internationally toxic securities to investors around the World, and these investors were hurt badly. This has ruined the credibility of Wall Street and is now showing ripple effects in other markets that were previously untouched by the sub-prime mortgage crisis. From municipalities in Norway to retirement funds in Australia, many investors were hurt by the securities that they purchased, believing in the rating system and seeking higher yields that were not normally available. Wall Street played on international investor greed and it came back to punish the investors.

THE ECONOMICS AND MARKET OUTLOOK FOR 2008

Employment trends are slowing significantly. New jobs created will probably be well under fifty thousand in the coming months and unemployment rates are creeping up. Admittedly, the economy is still at full employment but trends are starting to move into negative territory. This is having a negative effect on the consumer psyche. As a result, retailing is weak compared to expectations and credit card defaults are rising. Home prices are now showing signs of significant declines. The data reported on the Case-Schiller Index through October was a 6.5% decline year-over-year in the national average housing price. This will have a chilling effect on consumer spending especially for big ticket items.

One bright ray of hope in the picture is that the weak U.S. dollar has expanded sharply the contribution of exports to our economy. A weak dollar makes our goods competitive in the world markets and we are exporting a large amount of product to the emerging markets where the economies remain strong. In addition, the weak dollar attracts a much larger volume of foreign tourists to the U.S. and this will be positive for our balance of payments.

We expect a difficult fourth quarter of 2007 with earnings for the S&P 500 forecasted to be down 20%, earlier estimates for the fourth quarter had them rising 10%. The big swing is due to the massive write-offs in the financial sector. However, beyond that, a number of other sectors are showing negative adjustments in earnings as the economy softens. Retailing is particularly vulnerable. The enthusiasm that was present only six months ago has ebbed considerably. Overall, we expect a lackluster economy through the first half of 2008 with relatively low real growth rates but without a plunge into recession. It will be a very difficult economy for many companies to increase their profits. Sector selection will be very important going forward.

Sincerely yours,

James W. Stratton
Chairman

February 11, 2008

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, February 2008. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

The 2007 performance of the Stratton Multi-Cap Fund was satisfactory. Our total return was +18.76% compared to an average annual return of +13.01% over the past 30 years. We attribute the strong return in 2007 to sector allocation. The most important issue was the sector that we did not own, Banking and Finance. At the beginning of the year, we had 11% in that industry category; at the end of the year we were down to one holding representing 1.9%. The U.S. Banking system has undergone traumatic shock primarily due to the “sub-prime security mess.” In mid-year it became apparent the magnitude of the problems facing the Banking industry. We exited that sector, with the exception of Commerce Bancorp, Inc. (NJ), which is being acquired by a much larger Canadian bank.

Providing positive stimulus to the portfolio during the year was our large holding in Energy which as of year-end represented 28.2% of assets. Technology, which was 9.7% of assets, as of the beginning of the year, was increased to 17.5% during the year to take advantage of high levels of corporate cash flow spending on new capital equipment.

During the most recent quarter, we eliminated those stocks that appeared to have some earnings problems and added to our Utilities position with the purchase of Duke Energy Corp. We expect Utilities to increase in the coming months as a percent of the portfolio. They represent a secure industry in a period when “the winds of recession are blowing.” Our selection process for Electric Utilities is to identify those companies that have substantial generation power and will benefit from higher electricity prices.

The turnover ratio for the portfolio was a conservative 25.68%, at the low end of our general range of 25-45%.

Portfolio holdings are as of 12/31/07, they are subject to change at any time. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

*	Prior to 12/31/96, SMCF had a fiscal year-end of 5/31.

**	The Fund’s annual operating expense, as stated in the current prospectus.

Inception date 9/30/72.

FUND HIGHLIGHTS December 31, 2007

Stratton Multi-Cap Fund

	December 31, 2007	September 30, 2007
Total Net Assets	$101,169,373	$98,327,095
Net Asset Value Per Share	$44.64	$45.05
Shares Outstanding	2,266,426	2,182,660

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Allegheny Technologies, Inc. (1.3%)	American International Group, Inc.
Duke Energy Corp. (1.4%)	Torchmark Corp.
Oracle Corp. (1.6%)	Vulcan Materials Co.
Teradata Corp. (2.7%)	Waste Management, Inc.

Industry Categories (Percentage of Total Net Assets)
Energy	28.2%
Technology	17.5%
Capital Goods	11.2%
Insurance/Services	8.8%
Basic Materials	7.3%
Consumer Services	5.6%
Utilities	3.4%
Transportation	2.9%
Industrial	2.8%
Banking/Financial	1.9%
Consumer Staples	1.7%
Telecommunications	1.6%
Retailing	1.2%
Health Care	1.1%

Ten Largest Holdings*

	Market Value	Percent of TNA
Valero Energy Corp.	$7,787,336	7.7%
The Charles Schwab Corp.	5,621,000	5.6
AMETEK, Inc.	5,269,500	5.2
Penn Virginia Corp.	5,235,600	5.2
Occidental Petroleum Corp.	4,619,400	4.6
Textron, Inc.	4,278,000	4.2
Freeport-McMoRan Copper & Gold, Inc.	4,097,600	4.0
XTO Energy, Inc.	3,851,978	3.8
EOG Resources, Inc.	3,570,000	3.5
Chesapeake Energy Corp.	3,449,600	3.4
	$47,780,014	47.2%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

REIT investors had a tumultuous year in 2007. The volatility of the sector throughout the year is obvious when looking at the quarterly performance of the Morgan Stanley REIT Index: Q1, +3.45%; Q2, -9.57%; Q3, +2.41%; Q4, -13.17%. For the full year, the Morgan Stanley REIT Index returned -16.82%, underperforming the broad market as represented by the S&P 500 for the first time since 1999. Stratton Monthly Dividend REIT Shares fared slightly better than its REIT benchmark, posting a total return of -15.35%.

One of the main catalysts behind the dramatic performance swings throughout the year was the changing merger and acquisition environment for real estate investment trusts. The relatively high level of m&a activity witnessed in 2006 continued into the early part of 2007, driving share prices of many REIT securities to all time highs. As the credit markets tightened over the summer, the m&a outlook began to deteriorate, taking investor sentiment along with it. Making matters worse, fears of an economic recession began to surface in the third and fourth quarters, causing investors to question the fundamental outlook for REITs. Areas of the REIT market such as Retail, Malls, and Shopping Centers, previously unaffected by the slowdown in m&a activity, began to fall out of favor. The resulting performance in the fourth quarter marked the worst quarterly return for the Morgan Stanley REIT Index in over ten years.

One bright spot for the REIT group in 2007 was the Health Care REIT industry. Health Care REITs typically operate under long term leases with tenants, providing a level of insulation from slowdowns in the overall economy. Health Care REITs can also play an integral role in income oriented portfolios due to their above average dividend payouts. Due to the relative outperformance of Health Care REITs in 2007, the portfolio’s exposure to the group grew throughout the year. We have begun the process of reducing our exposure to health care oriented names and reinvest those assets into quality companies with attractive fundamentals and valuations in other areas of the REIT market.

Portfolio holdings are as of 12/31/07, they are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

*	Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.
**	The Fund’s annual operating expense, as stated in the current prospectus.

Inception date 5/31/80.

FUND HIGHLIGHTS December 31, 2007

Stratton Monthly Dividend REIT Shares

	December 31, 2007	September 30, 2007
Total Net Assets	$104,573,983	$125,399,146
Net Asset Value Per Share	$28.57	$33.61
Shares Outstanding	3,660,295	3,730,917

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
General Growth Properties, Inc. (1.2%)	Archstone-Smith Trust
Home Properties, Inc. (1.6%)	Equity Inns, Inc.
The Macerich Co. (1.8%)	Equity Residential
Simon Property Group, Inc. (2.5%)	First Potomac Realty Trust
SL Green Realty Corp. (2.7%)	Parkway Properties, Inc.

Industry Categories (Percentage of Total Net Assets)
Health Care	29.0%
Apartments	15.6%
Regional Malls	11.2%
Office	11.2%
Industrial	8.9%
Net Lease	6.8%
Diversified	5.8%
Lodging	5.1%
Shopping Centers	1.2%

Ten Largest Holdings*

	Market Value	Percent of TNA
Nationwide Health Properties, Inc.	$5,646,600	5.4%
National Retail Properties, Inc.	4,676,000	4.5
National Health Investors, Inc.	4,464,000	4.3
HCP, Inc.	4,375,324	4.2
EastGroup Properties, Inc.	4,185,000	4.0
Health Care REIT, Inc.	4,022,100	3.8
Universal Health Realty Income Trust	3,898,400	3.7
Mid-America Apartment Communities, Inc.	3,847,500	3.7
Ventas, Inc.	3,846,250	3.7
First Industrial Realty Trust, Inc.	3,771,400	3.6
	$42,732,574	40.9%

*	Excludes short-term holdings

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the fourth quarter of 2007, Stratton Small-Cap Value Fund posted a total return of -6.67% compared to the Russell 2000 Value return of -7.28%. For the full year of 2007, the Fund posted a return of -2.20% compared to the Russell 2000 Value return of -9.78%.

Following weak performance in the third quarter of 2007, the broad small-cap market as represented by the Russell 2000 Index posted its second consecutive quarter of negative performance in the fourth quarter, the benchmark’s first back-to-back slide since the second and third quarters of 2002. Within the broad benchmark, the Russell 2000 Value continued to take it on the chin in the quarter, underperforming the Russell 2000 Growth Index by over 500 basis points. As in the third quarter, the Financial and Consumer Discretionary sectors continued to weigh on the performance of the Value Index as deteriorating credit trends and concern for the health of the consumer pressured earnings expectations and share prices in both groups.

The greatest drags on the Fund’s absolute performance during the fourth quarter came from the Financial, Technology and Producer Durable sectors. Within the Financial sector, continued credit deterioration weighed on banking related holdings. In addition, the Fund’s REIT holdings posted negative returns for the quarter led by lodging related names. As a group, the Fund’s Technology holdings posted a negative return during the quarter as portfolio holdings were pressured by overall concerns for IT spending as well as a sell-off in semiconductor related names. Negative performance within the Producer Durable sector came from two of the Fund’s longer-term holdings, Terex Corp. and Cascade Corp., as macroeconomic concerns weighed on industrial names during the quarter.

Despite the negative performance during the quarter, numerous areas of the Fund continued to perform well. The Utility, Consumer Staple, Health Care and Energy sectors all posted positive returns during the quarter.

Portfolio holdings are as of 12/31/07, they are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors will incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

*	Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

**	The Fund’s annual operating expense, as stated in the current prospectus.

Inception date 4/12/93.

FUND HIGHLIGHTS December 31, 2007

Stratton Small-Cap Value Fund

	December 31, 2007	September 30, 2007
Total Net Assets	$712,132,183	$783,229,268
Net Asset Value Per Share	$46.14	$50.20
Shares Outstanding	15,435,207	15,602,475

Quarterly Portfolio Changes

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Euroseas, Ltd. (0.6%)	Eaton Vance Corp.
PetroQuest Energy, Inc. (1.8%)	Equity Inns, Inc.
TBS International, Ltd. Class A (0.5%)	Freightcar America, Inc.
Isle of Capri Casinos, Inc.
Labor Ready, Inc.
Landry’s Restaurants, Inc.
Oxford Industries, Inc.

Industry Categories (Percentage of Total Net Assets)
Technology	14.4%
Energy	13.9%
Health Care	12.3%
Banking/Financial	10.1%
Capital Goods	7.7%
Utilities	7.5%
Consumer Staples	5.9%
REITs	5.7%
Basic Materials	4.5%
Retailing	3.8%
Aerospace/Defense	2.0%
Insurance/Services	1.6%
Business Services	1.4%
Transportation	1.0%

Ten Largest Holdings*

	Market Value	Percent of TNA
Amedisys, Inc.	$20,119,627	2.8%
Energen Corp.	17,643,981	2.5
CommScope, Inc.	17,223,500	2.4
Schnitzer Steel Industries, Inc. Class A	16,936,850	2.4
GameStop Corp. Class A	16,877,895	2.4
Century Aluminum Co.	15,372,900	2.2
DRS Technologies, Inc.	14,782,877	2.1
Anixter International, Inc.	14,739,309	2.1
Ralcorp Holdings, Inc.	14,589,600	2.0
Belden, Inc.	14,444,700	2.0
	$162,731,239	22.9%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of SMCF is made by James W. Stratton, who has served as portfolio manager for over 35 years. In his absence, John A. Affleck, CFA, President, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX*

AND THE RUSSELL 3000 VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/97 - 12/31/07)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.strattonfunds.com.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

**	The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98%, as of December 31, 2007, of the investable U.S. equity market.

***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend REIT Shares

Stratton Monthly Dividend REIT Shares seeks, as its primary objective, a high rate of return from dividend and interest income. Under normal conditions, SMDS invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of Real Estate InvestmentTrusts (“REITs”).The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes.The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the FTSE NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an equity universe of more than 3,000 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess an above average dividend yield. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry.The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James A. Beers, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500 INDEX* AND THE FTSE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/97 - 12/31/07)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.strattonfunds.com.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

**	The FTSE NAREIT Equity Index is an unmanaged index of 118, as of December 31, 2007, real estate investment trusts.

***	The Fund’s annual operating expense, as stated in the current prospectus.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-CapValue Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of SSCV is made by Gerald M. Van Horn, CFA, President. In his absence, James W. Stratton, Chairman, serves as back-up manager.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND,

THE RUSSELL 2000 INDEX* AND THE RUSSELL 2000 VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/97 - 12/31/07)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.strattonfunds.com.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization. The Russell 3000 Index represents approximately 98%, as of December 31, 2007, of the investable U.S. equity market.

**	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

***	The Fund’s annual operating expense, as stated in the current prospectus.

SCHEDULE OF INVESTMENTS December 31, 2007

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.2%
Banking/Financial – 1.9%
Commerce Bancorp, Inc. (NJ)	50,000	$1,907,000

Basic Materials – 7.3%
Allegheny Technologies, Inc.	15,000	1,296,000
Freeport-McMoRan Copper & Gold, Inc.	40,000	4,097,600
Owens-Illinois, Inc.†	40,000	1,980,000

		7,373,600

Capital Goods – 11.2%
Goodrich Corp.	25,000	1,765,250
Ingersoll-Rand Co., Ltd. Class A	20,000	929,400
Rockwell Automation, Inc.	45,000	3,103,200
Terex Corp.†	20,000	1,311,400
Textron, Inc.	60,000	4,278,000

		11,387,250

Consumer Services – 5.6%
The Charles Schwab Corp.	220,000	5,621,000

Consumer Staples – 1.7%
Archer-Daniels-Midland Co.	37,000	1,717,910

Energy – 28.2%
Chesapeake Energy Corp.	88,000	3,449,600
EOG Resources, Inc.	40,000	3,570,000
Occidental Petroleum Corp.	60,000	4,619,400
Penn Virginia Corp.	120,000	5,235,600
Valero Energy Corp.	111,200	7,787,336
XTO Energy, Inc.	75,000	3,851,978

		28,513,914

Health Care – 1.1%
Abbott Laboratories	20,000	1,123,000

Industrial – 2.8%
Parker Hannifin Corp.	37,500	2,824,125

Insurance/Services – 8.8%
The Allstate Corp.	30,000	1,566,900
Hartford Financial Services Group, Inc.	15,000	1,307,850
Lincoln National Corp.	20,000	1,164,400
MetLife, Inc.	25,000	1,540,500
UnitedHealth Group, Inc.	27,500	1,600,500
WellPoint, Inc.†	20,000	1,754,600

		8,934,750

Retailing – 1.2%
McDonald’s Corp.	20,000	1,178,200

Technology – 17.5%
AMETEK, Inc.	112,500	5,269,500
Corning, Inc.	60,000	1,439,400
Harris Corp.	40,000	2,507,200
International Business Machines Corp.	15,000	1,621,500
NCR Corp.†	40,000	1,004,000
Oracle Corp.†	70,000	1,580,600
Seagate Technology	60,000	1,530,000
Teradata Corp.†	100,000	2,741,000

		17,693,200

Telecommunications – 1.6%
AT&T, Inc.	40,000	1,662,400

Transportation – 2.9%
Burlington Northern Santa Fe Corp.	35,000	2,913,050

Utilities – 3.4%
Duke Energy Corp.	70,000	1,411,900
PPL Corp.	40,000	2,083,600

		3,495,500

Total Common Stocks (Cost $49,366,744)		96,344,899

	Principal Amount
SHORT-TERM INVESTMENTS – 5.0%
PNC Bank Money Market Account 3.51%, due 01/02/08	$5,054,570	5,054,570
Total Short-Term Investments (Cost $5,054,570)		5,054,570

Total Investments — 100.2% (Cost $54,421,314*)		101,399,469
Liabilities in Excess of Other Assets — (0.2%)		(230,096)

NET ASSETS — 100.0%		$101,169,373

†	Non-income producing security

*	Aggregate cost for federal income tax purposes is $54,421,314 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$47,440,878
Gross unrealized depreciation	(462,723)

Net unrealized appreciation	$46,978,155

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2007

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.8%
Apartments – 15.6%
Apartment Investment & Management Co. Class A	105,000	$3,646,650
Camden Property Trust	70,000	3,370,500
Education Realty Trust, Inc.	10,000	112,400
Home Properties, Inc.	37,500	1,681,875
Mid-America Apartment Communities, Inc.	90,000	3,847,500
UDR, Inc.	185,000	3,672,250

		16,331,175

Diversified – 5.8%
Colonial Properties Trust	120,000	2,715,600
Lexington Realty Trust	230,000	3,344,200

		6,059,800

Health Care – 29.0%
HCP, Inc.	125,800	4,375,324
Health Care REIT, Inc.	90,000	4,022,100
Healthcare Realty Trust, Inc.	120,000	3,046,800
Medical Properties Trust, Inc.	100,000	1,019,000
National Health Investors, Inc.	160,000	4,464,000
Nationwide Health Properties, Inc.	180,000	5,646,600
Universal Health Realty Income Trust	110,000	3,898,400
Ventas, Inc.	85,000	3,846,250

		30,318,474

Industrial – 8.9%
DCT Industrial Trust, Inc.	150,000	1,396,500
EastGroup Properties, Inc.	100,000	4,185,000
First Industrial Realty Trust, Inc.	109,000	3,771,400

		9,352,900

Lodging – 5.1%
Hospitality Properties Trust	115,000	3,705,300
Sunstone Hotel Investors, Inc.	90,000	1,646,100

		5,351,400

Net Lease – 6.8%
Getty Realty Corp.	90,000	2,401,200
National Retail Properties, Inc.	200,000	4,676,000

		7,077,200

Office – 11.2%
Brandywine Realty Trust	150,000	2,689,500
Highwoods Properties, Inc.	95,000	2,791,100
Liberty Property Trust	117,100	3,373,651
SL Green Realty Corp.	30,000	2,803,800

		11,658,051

Regional Malls – 11.2%
General Growth Properties, Inc.	30,000	1,235,400
Glimcher Realty Trust	215,000	3,072,350
The Macerich Co.	26,000	1,847,560
Pennsylvania Real Estate Investment Trust	100,000	2,968,000
Simon Property Group, Inc.	30,000	2,605,800

		11,729,110

Shopping Centers – 1.2%
Urstadt Biddle Properties, Inc. Class A	80,000	1,240,000

Total Common Stocks (Cost $87,589,553)		99,118,110

	Principal Amount
SHORT-TERM INVESTMENTS – 4.1%
PNC Bank Money Market Account 3.51%, due 01/02/08	$4,318,602	4,318,602

Total Short-Term Investments (Cost $4,318,602)		4,318,602

Total Investments — 98.9% (Cost $91,908,155*)		103,436,712
Other Assets Less Liabilities — 1.1%		1,137,271

NET ASSETS — 100.0%		$104,573,983

*	Aggregate cost for federal income tax purposes is $92,154,393 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,613,687
Gross unrealized depreciation	(8,331,368)

Net unrealized appreciation	$11,282,319

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2007

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 91.8%
Aerospace/Defense – 2.0%
Moog, Inc. Class A†	311,925	$14,289,284

Banking/Financial – 10.1%
Affiliated Managers Group, Inc.†	120,250	14,124,565
BancorpSouth, Inc.	346,000	8,169,060
First Midwest Bancorp, Inc.	245,000	7,497,000
Sterling Bancshares, Inc.	750,000	8,370,000
Sterling Financial Corp.	339,750	5,704,403
SVB Financial Group†	250,000	12,600,000
UCBH Holdings, Inc.	452,000	6,400,320
Webster Financial Corp.	223,400	7,142,098
WSFS Financial Corp.	35,000	1,757,000

		71,764,446

Basic Materials – 4.5%
Century Aluminum Co.†	285,000	15,372,900
Schnitzer Steel Industries, Inc. Class A	245,000	16,936,850

		32,309,750

Business Services – 1.4%
Aaron Rents, Inc.	499,500	9,610,380

Capital Goods – 7.7%
Cascade Corp.	176,500	8,200,190
Crane Co.	305,000	13,084,500
DRS Technologies, Inc.	272,395	14,782,877
Terex Corp.†	175,000	11,474,750
United Rentals, Inc.†	406,800	7,468,848

		55,011,165

Consumer Staples – 5.9%
Casey’s General Stores, Inc.	460,000	13,620,600
Ralcorp Holdings, Inc.†	240,000	14,589,600
Ruddick Corp.	399,000	13,833,330

		42,043,530

Energy – 13.9%
Cabot Oil & Gas Corp.	278,100	11,226,897
Exterran Holdings, Inc.†	100,000	8,180,000
Foundation Coal Holdings, Inc.	200,000	10,500,000
Helix Energy Solutions Group, Inc.†	261,624	10,857,396
Hercules Offshore, Inc.†	390,000	9,274,200
Penn Virginia Corp.	186,200	8,123,906
Petrohawk Energy Corp.†	328,460	5,685,642
PetroQuest Energy, Inc.†	900,000	12,870,000
Superior Energy Services, Inc.†	405,000	13,940,100
TETRA Technologies, Inc.†	526,800	8,202,276

		98,860,417

Health Care – 12.3%
Amedisys, Inc.†	414,667	20,119,627
CONMED Corp.†	226,000	5,222,860
Henry Schein, Inc.†	88,500	5,433,900
LifePoint Hospitals, Inc.†	350,000	10,409,000
Respironics, Inc.†	200,000	13,096,000
Sciele Pharma, Inc.†	650,000	13,292,500
ViroPharma, Inc.†	990,000	7,860,600
West Pharmaceutical Services, Inc.	301,100	12,221,649

		87,656,136

Insurance/Services – 1.6%
Selective Insurance Group, Inc.	505,200	11,614,548

REITs – 5.7%
FelCor Lodging Trust, Inc.	581,000	9,057,790
Medical Properties Trust, Inc.	1,025,000	10,444,750
Nationwide Health Properties, Inc.	400,000	12,548,000
Sunstone Hotel Investors, Inc.	446,500	8,166,485

		40,217,025

Retailing – 3.8%
GameStop Corp. Class A†	271,742	16,877,895
The Gymboree Corp.†	340,000	10,356,400

		27,234,295

Technology – 14.4%
Anixter International, Inc.†	236,700	14,739,309
Avocent Corp.†	508,000	11,841,480
Belden, Inc.	324,600	14,444,700
CommScope, Inc.†	350,000	17,223,500
Digital River, Inc.†	160,000	5,291,200
OmniVision Technologies, Inc.†	395,000	6,181,750
ON Semiconductor Corp.†	1,360,000	12,076,800
Packeteer, Inc.†	1,075,000	6,622,000
Parametric Technology Corp.†	785,000	14,012,250

		102,432,989

Transportation – 1.0%
Euroseas, Ltd.	325,000	4,030,000
TBS International, Ltd. Class A†	100,000	3,306,000

		7,336,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2007 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 7.5%
Avista Corp.	465,000	$10,016,100
El Paso Electric Co.†	549,000	14,037,930
Energen Corp.	274,700	17,643,981
Southwest Gas Corp.	390,000	11,610,300

		53,308,311

Total Common Stocks (Cost $571,631,162)		653,688,276

	Principal Amount
SHORT-TERM INVESTMENTS – 8.4%
PNC Bank Money Market Account 3.51%, due 01/02/08	$60,011,089	60,011,089

Total Short-Term Investments (Cost $60,011,089)		60,011,089

Total Investments — 100.2% (Cost $631,642,251*)		713,699,365
Liabilities in Excess of Other Assets — (0.2%)		(1,567,182)

NET ASSETS — 100.0%		$712,132,183

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Aggregate cost for federal income tax purposes is $631,772,509 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$144,363,613
Gross unrealized depreciation	(62,436,757)

Net unrealized appreciation	$81,926,856

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	SMCF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $54,421,314, $91,908,155 and $631,642,251, respectively) (Note 1)	$101,399,469	$103,436,712	$713,699,365
Dividends and interest receivable	104,819	1,534,710	1,094,585
Receivable for shares sold	215,042	1,493	1,551,160
Receivable for investment securities sold	—	—	640,017
Other receivables	—	—	1,419
Prepaid expenses	12,589	15,963	30,843

Total Assets	101,731,919	104,988,878	717,017,389

LIABILITIES:
Payable for shares redeemed	77,977	353,797	4,658,650
Payable for investment securities purchased	433,613	—	—
Accrued audit fee	26,000	31,000	30,000
Payable to affiliate	19,041	23,451	138,938
Accrued expenses and other liabilities	5,915	6,647	57,618

Total Liabilities	562,546	414,895	4,885,206

NET ASSETS:
Applicable to 2,266,426, 3,660,295 and 15,435,207 shares outstanding, respectively[1]	$101,169,373	$104,573,983	$712,132,183

Net asset value, offering and redemption price per share[2]	$44.64	$28.57	$46.14

SOURCE OF NET ASSETS:
Paid-in capital	$53,148,754	$85,653,221	$638,095,133
Undistributed net investment income	183,163	—	—
Accumulated net realized gain (loss) on investments	859,301	7,392,205	(8,020,064)
Net unrealized appreciation on investments	46,978,155	11,528,557	82,057,114

Net Assets	$101,169,373	$104,573,983	$712,132,183

[1]	SMCF: $0.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $0.001 par value, 200,000,000 shares authorized.

[2]	Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007

	SMCF	SMDS	SSCV
INCOME:
Dividends	$1,273,482	$4,714,167	$6,293,913
Interest	189,705	423,549	2,392,218
Other Income	—	—	1,011

Total Income	1,463,187	5,137,716	8,687,142

EXPENSES:
Advisory fees (Note 2)	742,627	875,131	5,140,700
Accounting/Administration services fees	109,485	150,048	584,207
Audit fees	26,000	31,000	30,000
Custodian fees	18,703	23,975	97,851
Directors’ fees	10,285	14,290	83,425
Legal fees	2,127	2,823	17,050
Miscellaneous fees	8,616	11,933	54,934
Printing and postage fees	17,675	24,305	198,593
Registration fees	32,345	25,974	42,887
Taxes other than income taxes	7,650	10,800	60,375
Transfer agent fees	75,206	114,127	684,198

Total Expenses	1,050,719	1,284,406	6,994,220

Net Investment Income	412,468	3,853,310	1,692,922

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	8,694,100	16,485,877	2,557,014
Net increase (decrease) in unrealized appreciation on investments	7,921,386	(40,899,746)	(18,170,446)

Net realized and unrealized gain (loss) on investments	16,615,486	(24,413,869)	(15,613,432)

Net increase (decrease) in net assets resulting from operations	$17,027,954	$(20,560,559)	$(13,920,510)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SMCF		SMDS
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/07	Year Ended 12/31/06

OPERATIONS:
Net investment income	$412,468	$542,198	$3,853,310	$3,747,227
Net realized gain on investments	8,694,100	6,647,915	16,485,877	19,084,846
Net increase (decrease) in unrealized appreciation on investments	7,921,386	(5,477,630)	(40,899,746)	16,784,325

Net increase (decrease) in net assets resulting from operations	17,027,954	1,712,483	(20,560,559)	39,616,398

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.19 and $0.21 per share, respectively, for SMCF, $0.95 and $0.89 per share, respectively, for SMDS)	(413,785)	(542,570)	(3,853,310)	(3,747,227)
From realized gains on investments ($4.73 and $2.66 per share, respectively, for SMCF, $3.93 and $3.96 per share, respectively, for SMDS)	(10,156,895)	(6,800,803)	(14,792,719)	(16,356,837)

Total Distributions	(10,570,680)	(7,343,373)	(18,646,029)	(20,104,064)

CAPITAL SHARE TRANSACTIONS[1]	(4,825,184)	(68,421,519)	(21,679,571)	(7,416,300)

REDEMPTION FEES	5,275	179,144	9,328	10,897

Total increase (decrease) in net assets	1,637,365	(73,873,265)	(60,876,831)	12,106,931
NET ASSETS:
Beginning of year	99,532,008	173,405,273	165,450,814	153,343,883

End of year (including undistributed net investment income of $ 183,163 and $ 146, respectively, for SMCF, and $0 and $0, respectively, for SMDS)	$101,169,373	$99,532,008	$104,573,983	$165,450,814

	SSCV
	Year Ended 12/31/07	Year Ended 12/31/06
OPERATIONS:
Net investment income (loss)	$1,692,922	$(364,386)
Net realized gain on investments	2,557,014	16,350,309
Net increase (decrease) in unrealized appreciation on investments	(18,170,446)	43,383,528

Net increase (decrease) in net assets resulting from operations	(13,920,510)	59,369,451

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.10 and $0.00 per share, respectively, for SSCV)	(1,692,922)	—
From realized gains on investments ($1.21 and $0.81 per share, respectively, for SSCV)	(19,060,506)	(11,335,121)

Total Distributions	(20,753,428)	(11,335,121)

CAPITAL SHARE TRANSACTIONS [1]	9,761,212	333,302,447

REDEMPTION FEES	110,466	184,675

Total increase (decrease) in net assets	(24,802,260)	381,521,452
NET ASSETS:
Beginning of year	736,934,443	355,412,991

End of year (including undistributed net investment income (loss) of $0 and $ (185,130), respectively, for SSCV)	$712,132,183	$736,934,443

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SMCF
	Year Ended 12/31/07		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	190,811	$8,517,846	979,268	$45,017,741
Shares reinvested from net investment income and capital gains distributions	202,617	9,103,877	152,460	6,484,832

	393,428	17,621,723	1,131,728	51,502,573
Shares redeemed	(506,735)	(22,446,907)	(2,661,958)	(119,924,092)

Net decrease	(113,307)	$(4,825,184)	(1,530,230)	$(68,421,519)

	SMDS
	Year Ended 12/31/07		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	97,395	$3,622,850	276,964	$10,594,586
Shares reinvested from net investment income and capital gains distributions	427,089	14,500,713	408,697	15,501,450

	524,484	18,123,563	685,661	26,096,036
Shares redeemed	(1,121,564)	(39,803,134)	(893,093)	(33,512,336)

Net decrease	(597,080)	$(21,679,571)	(207,432)	$(7,416,300)

	SSCV
	Year Ended 12/31/07		Year Ended 12/31/06
	Shares	Value	Shares	Value
Shares issued	5,840,936	$290,689,933	9,656,891	$457,135,278
Shares reinvested from net investment income and capital gains distributions	345,281	17,150,979	190,559	9,120,182

	6,186,217	307,840,912	9,847,450	466,255,460
Shares redeemed	(5,968,096)	(298,079,700)	(2,841,680)	(132,953,013)

Net increase	218,121	$9,761,212	7,005,770	$333,302,447

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SMCF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of Real Estate Investment Trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

D. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. REITs – SMDS has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H. Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets.

I. Recent Accounting Pronouncements – In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective June 29, 2007, management has analyzed the Funds’ tax positions taken on federal income tax returns for all open years (2004 to 2007) for purposes of implementing FIN 48 and has determined that there is no impact to the financial statements.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

Note 2. – During the year ended December 31, 2007, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SMCF – $742,627; SMDS – $875,131; SSCV – $5,140,700. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SMCF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV’s management fee under a new advisory agreement approved by SSCV’s shareholders on October 31, 2006 is based on a fixed monthly advisory fee of 1/12 of 0.90% of the Fund’s average daily net assets, which would not be subject to a performance adjustment. Under the advisory agreement in effect prior to October 31, 2006, (the “Prior Advisory Agreement”), SSCV’s management fee was based on an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment was calculated at the end of each month based upon the Fund’s performance during the last 24-month period (the “performance period”). The Fund’s performance, which was based on changes in its net asset value per share, was then compared with the performance of the Russell 2000 Index over the performance period. The Russell 2000 Index is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performed better than the Russell 2000 Index over the performance period, it paid the Advisor additional fees. If the Fund lagged the Russell 2000 Index over the performance period, the Advisor was paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 Index during the performance period was equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate was +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 Index by 5.00%. For the period from November 1, 2006 to October 31, 2007, the monthly management fee payable by the Fund will be the lesser of 1/12 of 0.90% of average daily net assets and the Performance-Based Fee, as calculated in accordance with the Prior Advisory Agreement. The performance fee adjustment for the year ended December 31, 2007 caused the advisory fee to decrease by $(1,049,387).

The officers and Directors of the Funds who are also officers or employees of the Advisor or administrator receive no direct compensation from the Funds for services to them. Effective January 1, 2007, each disinterested Director receives $2,000 for each meeting attended and an annual retainer of $8,000.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007 were as follows:

	SMCF	SMDS	SSCV
Cost of purchases	$24,285,771	$21,888,363	$156,872,422
Proceeds of sales	39,887,570	51,593,161	141,009,673

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2007 and 2006 was as follows:

	SMCF		SMDS		SSCV
	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$413,785	$542,570	$4,090,866	$3,747,227	$1,867,586	$11,877
Long-term capital gain	10,156,895	6,800,803	14,555,163	16,356,837	18,885,842	11,323,244

	$10,570,680	$7,343,373	$18,646,029	$20,104,064	$20,753,428	$11,335,121

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	SMCF	SMDS	SSCV
Undistributed ordinary income	$183,163	$—	$—
Undistributed long-term gain	859,301	7,638,443	—
Unrealized appreciation	46,978,155	11,282,319	81,926,856
Deferred Post-October losses	—	—	(7,889,806)

Total Accumulated Earnings	$48,020,619	$18,920,762	$74,037,050

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2007, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SMCF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$(611,959)
Increase (Decrease) Undistributed Net Investment Income	184,334	—	185,130
Increase (Decrease) Accumulated Net Realized Gain (Loss)	(184,334)	—	426,829

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications.The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

Note 7. – Subsequent Event

On January 2, 2008, Stratton Holding Company (the “Company”), the parent company of the Advisor, investment advisor to the Funds, announced that the Company had signed a definitive agreement to be acquired by Susquehanna Bancshares, Inc., a regional financial services holding company (the “Transaction”).

The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed early in the second quarter of 2008. The Transaction will result in a change in control of the Advisor and will, therefore, constitute an “assignment” of the current investment advisory agreements between each Fund and the Advisor within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The Boards of Directors of the Funds have approved new investment advisory agreements with the Advisor to replace the existing agreements. The new agreements will be submitted to shareholders for approval at a special meeting of shareholders to be held on or about March 24, 2008. The new investment advisory agreements will contain substantially the same terms and conditions as the current agreements.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$41.82	$44.35	$40.69	$34.69	$25.46

Income From Investment Operations
Net investment income	0.27	0.21	0.07	0.04	0.09
Redemption fees	— [1]	0.07	0.02	0.03	—
Net gains on securities (both realized and unrealized)	7.47	0.06	5.71	7.96	10.55

Total from investment operations	7.74	0.34	5.80	8.03	10.64

Less Distributions
Dividends (from net investment income)	(0.19)	(0.21)	(0.07)	(0.04)	(0.09)
Distributions (from capital gains)	(4.73)	(2.66)	(2.07)	(1.99)	(1.32)

Total distributions	(4.92)	(2.87)	(2.14)	(2.03)	(1.41)

Net Asset Value, End of Year	$44.64	$41.82	$44.35	$40.69	$34.69

Total Return	18.76%	0.77%	14.49%	23.53%	42.19%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$101,169	$99,532	$173,405	$110,251	$56,749
Ratio of expenses to average net assets	1.06%	1.06%	1.08%	1.15%	1.28%
Ratio of net investment income to average net assets	0.42%	0.40%	0.17%	0.12%	0.32%
Portfolio turnover rate	25.68%	31.04%	29.22%	44.44%	38.22%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$38.86	$34.35	$36.86	$32.86	$26.56

Income From Investment Operations
Net investment income	0.95	0.89	0.94	0.98	1.26
Redemption fees	— [1]	— [1]	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	(6.36)	8.47	0.52	6.01	6.95

Total from investment operations	(5.41)	9.36	1.47	7.00	8.22

Less Distributions
Dividends (from net investment income)	(0.95)	(0.89)	(0.94)	(0.98)	(1.26)
Distributions (from capital gains)	(3.93)	(3.96)	(3.04)	(2.02)	—
Return of capital	—	—	—	—	(0.66)

Total distributions	(4.88)	(4.85)	(3.98)	(3.00)	(1.92)

Net Asset Value, End of Year	$28.57	$38.86	$34.35	$36.86	$32.86

Total Return	(15.35%)	28.32%	4.11%	22.17%	32.38%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$104,574	$165,451	$153,344	$211,477	$204,833
Ratio of expenses to average net assets	0.92%	0.91%	0.95%	0.96%	1.00%
Ratio of net investment income to averagenet assets	2.75%	2.36%	2.49%	2.90%	3.50%
Portfolio turnover rate	16.85%	20.20%	5.36%	44.28%	25.43%

[1]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$48.43	$43.28	$40.33	$32.96	$22.88

Income From Investment Operations
Net investment income (loss)	0.11	(0.02)	(0.07)	(0.15)	(0.23)
Redemption fees	0.01	0.01	0.02	—	—
Net gains (losses) on securities (both realized and unrealized)	(1.10)	5.97	4.43	8.75	11.55

Total from investment operations	(0.98)	5.96	4.38	8.60	11.32

Less Distributions
Dividends (from net investment income)	(0.10)	—	—	—	—
Distributions (from capital gains)	(1.21)	(0.81)	(1.43)	(1.23)	(1.24)

Total distributions	(1.31)	(0.81)	(1.43)	(1.23)	(1.24)

Net Asset Value, End of Year	$46.14	$48.43	$43.28	$40.33	$32.96

Total Return	(2.20%)	13.82%	10.86%	26.43%	49.63%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$712,132	$736,934	$355,413	$116,472	$62,184
Ratio of expenses to average net assets	0.87%	1.21%	1.28%	1.47%	1.67%
Ratio of net investment income (loss) to average net assets	0.21%	(0.06%)	(0.25%)	(0.57%)	(0.88%)
Portfolio turnover rate	19.07%	29.41%	15.49%	16.54%	25.94%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 15, 2008

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-472-4266. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Funds is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS*

George W. Graner (63) Director	Since 2004	Mr. Graner is retired. Formerly, Mr. Graner was President of Equipment Finance LLC.	Three	None

John J. Lombard, Jr. (73) Director	SMCF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Richard W. Stevens (74) Director	SMCF 1972 SMDS 1989 SFI 1993	Mr. Stevens is an attorney in private practice.	Three	None

Frank Thomas (60) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (68) Director	Since 2005	Mr. Williams is retired.	Three	None

Joel H. Wilson (59) Director	Since 2005	Mr. Wilson is Co-Owner & Principle of Kennedy Tool & Die, Inc.	Three	None

INTERESTED DIRECTORS**

James W. Stratton[2,3] (71) Chairman, Chief Executive Officer and Director	SMCF 1972 SMDS 1980 SFI 1993	Mr. Stratton is a Director of the investment advisor, Stratton Management Company.	Three	Amerigas Propane Ltd. (energy), and UGI Corp., Inc. (utility-natural gas)

Lynne M. Cannon[2] (52) Director	Since 1995	Ms. Cannon is a Vice President and Director of Transfer Agency Services of PFPC Inc.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (61) President of Stratton Multi-Cap Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	SMCF 2000 SMDS 2000 SFI 1993	Mr. Affleck is Chairman and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (44) Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Multi-Cap Fund, Inc. and The Stratton Funds, Inc.	SMCF 1997 SMDS 2001 SFI 1997	Mr. Beers is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA[4] (34) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is a Director of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (53) Chief Compliance Officer and Vice President of the Funds	Chief Compliance Officer Since 2004 Vice President of Compliance Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (54) Secretary and Treasurer of the Funds	SMCF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

**	Directors who are “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended.

[1]

Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be eligible to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]

Mr. Stratton is an “interested person” of the Funds by reason of his positions with the advisor. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ transfer agent. Mr. Beers is related to Mr. Stratton by marriage.

[3]	Mr. Stratton served as President of The Stratton Funds, Inc. until May 1, 2003.

[4]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/07” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Multi-Cap Fund

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Six Month Period Ending 12/31/07*
Actual	$1,000.00	$1,042.10	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.17	$5.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Six Month Period Ending 12/31/07*
Actual	$1,000.00	$886.90	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Six Month Period Ending 12/31/07*
Actual	$1,000.00	$904.30	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.66

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Approval of New Advisory Agreements

Under investment advisory agreements between Stratton Management Company and each of the Funds (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Stratton Management Company currently serves as the investment advisor (the “Advisor”) to each of the Funds and has been responsible for each Fund’s overall investment strategy and its implementation.

On January 2, 2008, Stratton Holding Company (the “Company”), the parent company of the Advisor, announced that the Company had signed a stock purchase agreement pursuant to which Susquehanna Bancshares, Inc. would purchase all the outstanding stock of the Company subject to certain conditions (the “Transaction”).

The Transaction will result in a change in control of the Advisor and will, therefore, constitute an “assignment” of the Current Advisory Agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

In anticipation of the assignment of the Current Advisory Agreements which will occur as of the closing date of the Transaction, which is expected to be completed early in the second quarter of 2008, the Board met in person on December 5, 2007 for purposes of, among other things, to consider whether it would be in the best interests of each of the Funds and their shareholders to approve new advisory agreements between the Advisor and each of the Funds (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”). The terms of each New Advisory Agreement are substantively the same as the terms of its corresponding Current Advisory Agreement.

The 1940 Act requires an investment advisory agreement to be approved by both the Board and a majority of the Independent Directors voting separately. The Board had approved the continuance of the Current Advisory Agreements at a meeting held on June 12, 2007. Since the terms of each New Advisory Agreement are substantially the same as its corresponding Current Advisory Agreement, the Directors relied to a large degree on the materials presented and their considerations in approving the continuance of the Current Advisory Agreements at the June 12 meeting. To assist the Board with its consideration of the Current Advisory Agreements, the Board received various written materials at the June 12 meeting, including: (i) information concerning advisory personnel of the Advisor; (ii) a memo from counsel to the Funds to assist the Board in its consideration of the continuance of the Current Advisory Agreements; (iii) information on the internal compliance procedures of the Advisor; (iv) comparative information showing how the proposed fee schedules of each Fund and anticipated operating expenses compare to other registered investment companies that follow investment strategies similar to those of the Funds; (v) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the performance of each Fund compared to other registered investment companies that follow investment strategies similar to those of such Fund; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Advisor.

The Independent Directors also met in executive session to further discuss the terms of the Current Advisory Agreements and the information provided by the Advisor.

The Directors, including the Independent Directors, reviewed various factors, detailed information provided by the Advisor at the meeting and at other times throughout the year, and other relevant information and factors including the following:

ADVISORY AGREEMENTS (continued)

(unaudited)

The nature, extent, and quality of services to be provided by the Advisor

The Directors considered the scope and quality of services provided by the Advisor under the Current Advisory Agreements and noted that the scope of services provided under the Current Advisory Agreements has expanded over time as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds was also considered. The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past. The Directors concluded that the Advisor had the quality and depth of personnel and investment methods essential to perform its duties under the Current Advisory Agreements and that the nature and the proposed cost of such advisory services were fair and reasonable in light of the services provided.

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, three- and five-year periods ended at March 31, 2007. The comparative information showed that the performance of the Funds compare favorably to such other similar funds. The Directors also considered the fact that the Funds have historically outperformed their performance benchmarks. Based upon their review, the Directors concluded that the investment performance of each Fund over time had been consistently above average. The Directors noted that in addition to the information received for the meeting, the Directors also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts similar enough to be relevant.

The costs of the services provided by the Advisor and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds.

The Directors then considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue, largely due to the large amount of assets in the Funds compared to other products managed by the Advisor. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the shareholders of the Funds also benefit from these soft dollar arrangements because the Advisor is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Funds are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the Funds’ peer groups and believed such comparisons to be favorable to the Funds.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rate to be charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors also considered the Advisor’s commitment to increasing staff devoted to managing the Funds as the assets have increased in the Funds. The Directors concluded that the fee structure was reasonable in view of the information provided by the Advisor. The Directors also considered that the fee structure currently does not provide for a sharing of economies of scale in the current environment.

In considering whether to approve the New Advisory Agreements and recommend their approval to shareholders, the Board determined that there had been no material changes in the Advisor’s management of, and relationship with, the Funds between the June 12 and December 5 meetings. The Directors believed that the information presented and conclusions drawn at the June 12 meeting remained relevant to their consideration of the New Advisory Agreements.

The Board received and considered the following materials in connection with the December 5 meeting: (i) information regarding Susquehanna and its subsidiaries; (ii) information concerning advisory personnel of the Advisor; and (iii) a memo from counsel for the Funds advising the Directors of their responsibilities in connection with the approval of the New Advisory Agreements.

The Board concluded that approval of the New Advisory Agreements is in the best interests of shareholders. The Directors considered that the Transaction will allow the Advisor to continue to operate independently, while having access to the additional resources of the larger Susquehanna organization. The Directors also considered the significant growth of Susquehanna Wealth Management, Susquehanna’s wealth management group, since 2000 when Susquehanna acquired another Philadelphia area asset management firm. The success realized by Susquehanna in expanding its wealth management offerings as a result of this acquisition was another factor viewed favorably by the Directors. The Directors also considered that: (i) the Advisor’s management team and personnel providing services to the Funds would remain unchanged following the Transaction; (ii) the terms and conditions of each New Advisory Agreement will be substantially the same as those of its corresponding Current Advisory Agreement; and (iii) the fees payable by a Fund under its New Advisory Agreement will be the same as fees payable under the corresponding Current Advisory Agreement.

The Directors, including the Independent Directors, unanimously approved the New Advisory Agreements and authorized submitting them to the Funds’ shareholders for approval.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2007, total redemption fees collected totaled $125,069.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

SHAREHOLDER INFORMATION (continued)

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2007

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Monthly Dividend REIT Shares, Inc.	8.38%
Stratton Small-Cap Value Fund	100.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004.
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Monthly Dividend REIT Shares, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions
paid (net investment income
plus short-term capital gain)
representing the amount of
Qualifying Short-Term Capital Gain
as created by The American
Jobs Creation Act of 2004.
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Monthly Dividend REIT Shares, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

DIRECTORS

Lynne M. Cannon

George W. Graner

John J. Lombard, Jr.

Richard W. Stevens

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

OFFICERS

James W. Stratton

Chairman

Stratton Mutual Funds

John A. Affleck, CFA

President

Stratton Multi-Cap Fund

James A. Beers

President

Stratton Monthly

Dividend REIT Shares

Gerald M. Van Horn, CFA

President

Stratton Small-Cap Value Fund

Joanne E. Kuzma

Chief Compliance Officer

Patricia L. Sloan

Secretary & Treasurer

Brigid E. Hummel

Assistant Secretary & Assistant Treasurer

Michelle A. Whalen

Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds

website at www.strattonfunds.com

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,500 in 2006 and $27,400 in 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2006 and $0 in 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 in 2006 and $2,600 in 2007. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 and $0 in 2007.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics is incorporated by reference to the N-CSR filed on March 11, 2005 (Accession No. 0001193125-05-047345).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date 2/26/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date 2/26/08

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date 2/26/08

*	Print the name and title of each signing officer under his or her signature.